SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                  ---------------------------------------------


                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



            DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): 3-24-04


                        AMERON INTERNATIONAL CORPORATION
             (Exact name of Registrant as Specified in its Charter)


     Delaware                      1-9102                       77-0100596
(State or other jurisdiction    (Commission                 (IRS Employer
of Incorporation)                File No.)                   Identification No.)


              245 South Los Robles Ave., Pasadena, California 91101
               (Address of principal executive offices) (Zip Code)


               Registrant's telephone number, including area code:
                                 (626) 683-4000



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Item 7.   Financial Information, Pro Forma Financial Information and Exhibits.

          (a) Financial Statements of Business Acquired:

              Not applicable

          (b) Pro Forma Financial Information:

              Not applicable

          (c) Exhibits:

              99.1 The Registrant's news release dated March 24, 2004, announcing its earnings for the First Quarter ended February 29, 2004.

Item 12.  Results of Operations and Financial Condition.

         The Registrant's earnings release dated March 24, 2004, regarding its First Quarter 2004 financial results, is attached hereto as Exhibit 99.1.

         The information in this report, including the exhibit attached hereto, is being furnished pursuant to Item 12 and shall not be deemed to be "filed" for purposes of the Securities Exchange Act of 1934 or otherwise subject to the liabilities thereunder. The information in this report will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD or Item 12.


                SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Cautionary statement for purposes of the "Safe Harbor" provisions of The Private Securities Litigation Reform Act of 1995: Any statements in this report, including the exhibit attached hereto, that refer to the estimated or anticipated future results of the Registrant are forward-looking and reflect the Registrant's current analysis of existing trends and information. Actual results may differ from current expectations based on a number of factors affecting the Registrant's businesses, including competitive conditions and changing market situations. Matters affecting the economy generally, including the state of economies worldwide, can also affect the Registrant's results. Forward-looking statements represent the Registrant's judgment only as of the date of this report. Since actual results could differ materially from such statements, the reader is cautioned not to rely on these forward-looking statements. Moreover, the Registrant disclaims any intent or obligation to update these forward-looking statements.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    AMERON INTERNATIONAL CORPORATION



Date:    March 24, 2004             By: /s/ Javier Solis
                                       ----------------------------------
                                       Javier Solis
                                       Senior Vice President & Secretary